ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 1995, included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-28045 and 33-65140.



                                                     ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 30, 1995